SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 11, 2005

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

FY2005 Annual Bonus Payouts

Chairman, President and Chief Executive Officer

The annual bonus for the fiscal year ended May 31, 2005 (“FY2005”) for Frederick W. Smith, FedEx’s Chairman, President and Chief Executive Officer, was determined by the achievement of corporate objectives for consolidated pre-tax income for FY2005.  The Compensation Committee of the FedEx Board of Directors could adjust this amount upward or downward based on its consideration of several factors, including: FedEx’s stock price performance relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Transportation Average and the Dow Jones Industrial Average; FedEx’s revenue and operating income growth relative to competitors; FedEx’s cash flow; FedEx’s return on invested capital; FedEx’s U.S. revenue market share; FedEx’s reputation rankings by various publications and surveys; and the Committee’s assessment of the quality and effectiveness of Mr. Smith’s leadership during FY2005.  None of these factors was given any particular weight by the Compensation Committee in determining whether to adjust Mr. Smith’s bonus amount.  Mr. Smith’s annual bonus target for FY2005 was 115% of his base salary, with a maximum payout of 300% of his base salary.

On July 11, 2005, the independent members of the Board of Directors, upon the recommendation of the Compensation Committee, approved an FY2005 annual bonus of $3,343,376 for Mr. Smith.

Non-CEO Named Executive Officers

FedEx Corporation executive vice presidents participated in the FY2005 annual incentive cash bonus plan established for headquarters employees.  Under this plan, the annual bonus target for each executive was 90% of his base salary, with a maximum payout of 240% of base salary.  A threshold payout of up to 30% of the target bonus was based on the achievement of individual objectives established at the beginning of the fiscal year for each executive.  The achievement level of each executive’s individual objectives was based on Mr. Smith’s evaluation at the conclusion of FY2005.  The balance of the bonus payout was based on FedEx’s consolidated pre-tax income for FY2005 and ranged, on a sliding scale, from a minimum amount if the plan’s pre-established consolidated pre-tax income threshold was achieved up to a maximum amount if such financial performance goal was substantially exceeded.

The president of FedEx Express participated in the FY2005 annual incentive cash bonus plan sponsored by FedEx Express.  His target annual bonus was 100% of his base salary, with a maximum payout of 240% of his base salary.  A threshold payout of up to 30% of his target bonus was based on the achievement of individual objectives established at the beginning of the fiscal year.  The achievement level of his individual objectives was based on Mr. Smith’s evaluation at the conclusion of FY2005.  The balance of the bonus payout was based on FedEx

Express’s operating income (30% of the target bonus) and FedEx’s consolidated pre-tax income (40% of the target bonus) for FY2005 and ranged, on a sliding scale, from a minimum amount if the plan’s pre-established subsidiary operating income and FedEx’s consolidated pre-tax income thresholds were achieved up to a maximum amount if such financial performance goals were substantially exceeded.

The following table sets forth the FY2005 annual bonus amount for each of FedEx’s non-CEO named executive officers.

Name and Current Position	FY2005 Annual Bonus Amount

David J. Bronczek	$1,678,508
President and Chief Executive Officer –
FedEx Express

Kenneth R. Masterson(1)	$1,327,491
Former Executive Vice President,
General Counsel and Secretary

Alan B. Graf, Jr.	$1,310,286
Executive Vice President and
Chief Financial Officer

T. Michael Glenn	$1,216,985
Executive Vice President,
Market Development and
Corporate Communications

(1)          Mr. Masterson retired as FedEx’s Executive Vice President, General Counsel and Secretary effective June 1, 2005.

FY2003 – FY2005 Long-Term Incentive Plan Payouts

In 2002, the Compensation Committee established a long-term incentive cash bonus plan for members of upper management, including executive officers.  This plan provided a bonus opportunity following the conclusion of FY2005 if FedEx achieved an aggregate earnings-per-share goal established by the Compensation Committee with respect to the three-fiscal-year period 2003 through 2005.  Maximum bonuses were awarded under this plan for FY2005 to all eligible participants because FedEx’s performance substantially exceeded the plan goal for the three-fiscal-year period.

The following table sets forth the payouts to FedEx’s named executive officers under this plan.

Name	Performance Period	Plan Payout

F.W. Smith	FY2003 – FY2005	$3,000,000

D.J. Bronczek	FY2003 – FY2005	$1,500,000

K.R. Masterson	FY2003 – FY2005	$1,125,000

A.B. Graf, Jr.	FY2003 – FY2005	$1,125,000

T.M. Glenn	FY2003 – FY2005	$1,125,000

New Base Salaries of Named Executive Officers

The following table sets forth the new annual base salaries of FedEx’s named executive officers, other than Mr. Masterson.

Name	Base Salary

F.W. Smith	$1,325,988

D.J. Bronczek	$880,068

A.B. Graf, Jr.	$780,336

T.M. Glenn	$727,032

Each named executive officer’s annual base salary was increased by 3.5%.  Mr. Smith’s new base salary is effective as of July 16, 2005.  The new base salaries of the other named executive officers are effective as of July 1, 2005.

The new base salaries of Messrs. Bronczek, Graf and Glenn were set by Mr. Smith within the limits established by the Compensation Committee.  The independent members of the Board of Directors, upon the recommendation of the Compensation Committee, approved Mr. Smith’s new base salary on July 11, 2005.

Compensation of Non-Management Directors

Beginning in July 2005, non-management (outside) directors will be paid:

•                  a quarterly retainer of $16,250;

•                  $2,000 for each in-person Board meeting attended;

•                  $1,000 for each telephonic Board meeting attended;

•                  $1,750 for each in-person committee meeting attended, other than for the Audit Committee;

•                  $875 for each telephonic committee meeting attended, other than for the Audit Committee;

•                  $2,000 for each in-person Audit Committee meeting attended; and

•                  $1,000 for each telephonic Audit Committee meeting attended.

Committee chairpersons of the Compensation, Nominating & Governance and Information Technology Oversight Committees will be paid an additional annual fee of $10,000.  The Audit Committee chairperson will be paid an additional annual fee of $17,500.  Each outside director who is elected at FedEx’s 2005 annual meeting will receive a stock option for 5,400 shares of FedEx common stock on the date of the 2005 annual meeting.  Any outside director appointed to the Board after the 2005 annual meeting will receive a stock option for 5,400 shares of FedEx common stock upon his or her appointment.

Outside directors are reimbursed for travel, lodging and other customary out-of-pocket expenses incurred in attending Board, committee and stockholder meetings.  In addition, outside directors have FedEx Express and FedEx Ground discount shipping privileges and discount service privileges at FedEx Kinko’s on the same basis as provided generally to employees.

Charles T. Manatt was elected to the Board of Directors at the 2004 annual meeting of stockholders.  Mr. Manatt previously served as a director of FedEx (and its predecessor, FedEx Express) from 1989 until his resignation in December 1999 to become the United States ambassador to the Dominican Republic.  In accordance with the terms of the FedEx Corporation Amended and Restated Retirement Plan for Outside Directors, Mr. Manatt is paid a retirement benefit of $36,000 per year, payable in quarterly installments.  The payments to Mr. Manatt under this plan will end in December 2009 unless Mr. Manatt elects, in accordance with the terms of the plan, to be paid a lump sum amount for the remaining installments.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)       Exhibits.

Exhibit Number	Description

99.1

FedEx Corporation Amended and Restated Retirement Plan for Outside Directors (filed as Exhibit 10.87 to Federal Express Corporation’s FY1997 Annual Report on Form 10-K, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: July 13, 2005	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1

FedEx Corporation Amended and Restated Retirement Plan for Outside Directors (filed as Exhibit 10.87 to Federal Express Corporation’s FY1997 Annual Report on Form 10-K, and incorporated herein by reference).

E-1